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                                                                 EXHIBIT 10(aw)

                          FOURTH AMENDMENT TO AMENDED
                          AND RESTATED LOAN AGREEMENT
                          ---------------------------

      This Amendment dated as of December 31, 1995, between Defiance, Inc., a Delaware corporation, ("Company"), and Comerica Bank, a Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N.A. ("Bank").

      RECITALS:

      A. Company and Bank entered into an Amended and Restated Loan Agreement dated July 29, 1994, which was amended by a First Amendment to Amended and Restated Loan Agreement dated May 31, 1995, a Second Amendment to Amended and Restated Loan Agreement dated as of August 2, 1995, and a Third Amendment to Amended and Restated Loan Agreement dated October 25, 1995 ("Agreement").

      B.    Company and Bank desire further to amend the Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 9.6 of the Agreement is amended to read in its entirety as follows:

            "Maintain at all times a Leverage Ratio of not more than the following amounts during the periods specified below:

      December 31, 1995 through June 30, 1996                   1.75 to 1.0
      July 1, 1996 and thereafter                               1.50 to 1.0"

      2. The above amendment shall be effective as of December 31, 1995.

      3. Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or


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condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

      4. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

      WITNESS the due execution hereof on the day and year first written above.

COMERICA BANK                            DEFIANCE, INC.

By: /s/ Kerry McGuire                    By: /s/ Michael J. Meier
   --------------------------               --------------------------------
Its: Vice President                      Its: VP Finance, CFO, Sec.-Treas.
    -------------------------                -------------------------------

                                ACKNOWLEDGEMENT

      The undersigned guarantors acknowledge and consent to the foregoing Amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.

SMTC CORPORATION                         DEFIANCE PRECISION PRODUCTS,
                                         INC.

By: /s/ Michael J. Meier                 By: /s/ Michael J. Meier
   --------------------------               --------------------------------
Its: Secretary & Treasurer               Its: Secretary & Treasurer
    -------------------------                -------------------------------

DRAFTLINE ENGINEERING COMPANY            VAUNGARDE, INCORPORATED

By: /s/ Michael J. Meier                 By: /s/ Michael J. Meier
   --------------------------               --------------------------------
Its: Secretary & Treasurer               Its: Secretary & Treasurer
    -------------------------                -------------------------------

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BINDERLINE DEVELOPMENT, INC.             HY-FORM PRODUCTS, INC.

By: /s/ Michael J. Meier                 By: /s/ Michael J. Meier
   --------------------------               --------------------------------
Its: Secretary & Treasurer               Its: Secretary & Treasurer
    -------------------------                -------------------------------

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